SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2007 (July 30, 2007)

ALFA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-11773	63-0838024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2108 East South Boulevard P.O. Box 11000, Montgomery, Alabama		36191-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (334) 288-3900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 30, 2007, Alfa Corporation amended its by-laws to comply with Nasdaq’s new rules requiring the Company’s listed securities to be eligible for a Direct Registration Program. Prior to the amendment, the Company’s bylaws provided only for the issuance and transfer of stock in certificated form. A copy of the amended Article V – Capital Stock of the by-laws of Alfa Corporation is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Document

99.1	ArticleV – Capital Stock, amended July 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: July 31, 2007

ALFA CORPORATION

By:	/s/ STEPHEN G. RUTLEDGE
Stephen G. Rutledge Senior Vice President, Chief Financial Officer and Chief Investment Officer